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                                                                    Exhibit 10.9


                                                       Agreement Number:________

                           INKTOMI MERCHANT AGREEMENT

      This MERCHANT AGREEMENT ("Agreement") is effective October 11th, 1998 ("Effective Date"), by and between Inktomi Corporation ("Inktomi"), a Delaware corporation with principal offices at 1400 Fashion Island Blvd. #309, San Mateo, California 94404 and the "Merchant" listed below,

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Merchant:      FashionMall                Contact:    Ben Narasin
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Address:       575 Madison Avenue         Phone:      212-891-4054
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               New York, NY 10022         Fax:        212-891-6033
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                                          E-mail:     ben@fashionmall.com
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                          Services and Fee Information

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Term                     12 months initial term. Merchant may cancel
                         participation with fifteen days written notice.
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Store                    www.fashionmall.com and www.outletmall.com
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Fees                     Transaction Fee: Five percent (5%) of the gross
                         amount of each
                         *Completed Transaction.
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*Completed  Transaction--Exclusive  of taxes,  returns, bad debt, shipping and handling charges.

This Agreement includes the attached Terms and Conditions Addendum, and any duly executed Additions Schedules. This Agreement contains, among other things, warranty disclaimers, liability limitations and use limitations. For additional services, each an executed Additions Schedule in Inktomi's standard form. Capitalized terms that are not defined in the Agreement refer to the similar term as set forth on this cover page (the "Cover Page"), or on an applicable Additions Schedule, respectively. Any different or additional terms of any related purchase order, confirmation, or similar form, even if signed by the parties after the Effective Date, shall have no force or effect

FashionMall:                             Inktomi:

Signed: /s/ Ben Narasin                  Signed: /s/ Jerry Kennelly
       ----------------------------             --------------------------------

Printed: BEN NARASIN                     Printed: JERRY KENNELLY
        ---------------------------              -------------------------------

Title:  PRESIDENT                        Title: C.F.O.
      -----------------------------            ---------------------------------
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                                                       Agreement Number:________

                          TERMS AND CONDITIONS ADDENDUM

1. Scope of Services. Merchant hereby grants Inktomi a license to copy, modify, display, perform and electronically distribute information related to Merchant's online store (the "Store"), products, services and other information (collectively, "Merchant Information") for the purpose of integrating the Store with the Inktomi shopping services offered to consumers through the Inktomi Web Sites ("Inktomi Shopping Services"), and to allow users to access Merchant Information using the Inktomi Shopping Services or other Inktomi products. The "Inktomi Web Sites" shall mean, collectively, the world wide web sites operated or hosted by or on behalf of Inktomi, and any an all successor, companion, mirror, derivative or related sites, including, without limitation, third party web sites that provide a link to a Inktomi Web Site and/or provide access to services offered by on or behalf of Inktomi, pursuant to a Destination Site Agreement, completion of application information as required by Inktomi, delivery of the Merchant Information in electronic form to Inktomi, and payment of the Monthly Fee (as set forth in Section 2(a) below) for the first month of Inktomi providing the services described in this Section (the "Services"), Inktomi will include the Merchant Information in the Inktomi Shopping Services.

2. Fees

      2(a) For each Store transaction between Merchant and a customer using the Inktomi Shopping Services (each a "Transaction"), Merchant will pay to Inktomi a Transaction Fee, as set forth on the Cover Page. Merchant shall provide accurate, timely accounting of the Transactions and pay Inktomi the Transaction Fee monthly, within thirty (30) days of receipt of the monthly Inktomi tracking report.

      2(b) Merchant shall keep complete and accurate books and records of all Transactions. Inktomi shall have the right to examine or appoint an independent certified public accountant to examine and audit, at the expense of Inktomi, not more than once a year, during normal business hours, all records and accounts as may contain information bearing upon the Transactions. If such audit uncovers a deficiency in accounting of greater than five percent (5%), then Merchant shall immediately reimburse Inktomi for the costs of such audit.

3. Intellectual Property. Inktomi shall retain all right, title and interest in and to the Inktomi Shopping Services and any portion thereof, including but not limited to, copyrights, patents and trademarks ("Inktomi IP"). Merchant shall retain all right, title and interest in and to the Store and Merchant Information, including but not limited to, copyrights, patents, and trademarks ("Merchant IP"). Merchant agrees to defend, indemnify, and hold harmless Inktomi against any claims or actions alleging that the Merchant IP infringes any U.S. patent or copyright or any third party trademark right and to pay costs and damages finally awarded in any such suit.

4. Logos. Merchant hereby grants Inktomi the right to establish links from the Inktomi Web Sites to the Store and to use any trademarks and logos as necessary to establish such links and to perform the Services, and, subject to Merchants's consent, in trade shows and press releases; Merchant hereby warrants to Inktomi that Inktomi's use of such trademarks and logos will not infringe any third party's rights.

5. Term and Termination. This Agreement shall be effective as of the Effective Date and shall remain in effect until terminated according to the provisions of this Section 5. Either party may terminate this Agreement at any time upon thirty (30) days written notice to the other party. Additionally, Inktomi shall have the right to either terminate this Agreement or (at its option) suspend the Services immediately if: (i) Merchant fails to pay any fees in a timely fashion; or (ii) Merchant breaches any material provision of this Agreement, Section 2(c), 3, and 6 through 9 of this Agreement shall survive termination.

6. Warranty Disclaimer. INKTOMI MAKES NO WARRANTIES TO MERCHANT WITH RESPECT TO THE INKTOMI SHOPPING SERVICES, THE INKTOMI WEB SITES, THE NUMBER OF TRANSACTIONS GENERATED BY THE INKTOMI SHOPPING SERVICE OR INKTOMI'S ABILITY TO OFFER OR FULFILL THE SERVICES, AND HEREBY DISCLAIMS ALL IMPLIED AND EXPRESSED WARRANTIES, INCLUDING ANY WARRANTIES OF ACCURACY, RELIABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

7. Confidentiality. Each party agrees that all code, inventions, algorithms, know-how and ideas and all other business, technical and financial information they obtain from the other are the confidential property of the disclosing party ("Proprietary Information" of the disclosing party). Except as expressly and unambiguously allowed herein, the receiving party will hold in confidence and not use or disclose any Proprietary Information of the disclosing party and shall similarly bind its employees in writing. The receiving party shall not be obligated under this Section 7 with respect to information the receiving party can document: (i) is or has become readily publicly available without restriction through no fault of the receiving party or its employees or agents; or (ii) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information; or (iii) was rightfully in the possession of the receiving party without restriction prior to its disclosure by the other party.
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8. Limitation of Liability. Merchant hereby agrees to indemnify and hold Inktomi harmless for any claims related to Merchant's sale or offer to sell goods or services. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, INKTOMI WILL NOT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER
ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY
(I) FOR CLAIMS RELATED TO THE AVAILABILITY OR ACCURACY OF THE INKTOMI SHOPPING SERVICES OR THE SUCCESS OR LEVEL OF SALES RESULTING THEREFROM; (II) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS; OR (III) IN ANY CASE, FOR ANY AMOUNTS IN EXCESS OF THE FEES PAID TO INKTOMI HEREUNDER DURING THE TWELVE MONTH PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION AROSE.

9. General. Merchant shall not receive any rights under this Agreement except for those rights expressly and unambiguously set forth herein. Merchant shall not assign or transfer any rights or obligations under this Agreement without the prior written approval of Inktomi and any attempt to do so shall be void and without effect. Inktomi will not be responsible for any delay in the performance of its obligations hereunder caused by any acts, omissions, or events beyond Inktomi's control. This Agreement represents the complete agreement and understanding between Inktomi and Merchant with respect to the subject matter herein, and supersedes any other written or oral agreement. The terms and conditions of this Agreement may only be modified in a writing signed by both parties. The invalidity or uneforceability of any provision of this Agreement may only be modified in a writing signed by both parties. The invalidity or unenforceability of any provision of this Agreement shall not affect the enforceability or validity of any other provision. This Agreement shall be governed by the laws of the State of California, without regard to conflicts of laws provisions thereof. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the California state and U.S. federal courts having within their jurisdiction the location of Inktomi's principal place of business. In any action to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorney's fees.

10. Terms and Conditions. Terms of this contract, including but not limited to commissions due from merchant, shall be restricted to Inktomi's "Shopping Service" as it has been explained to merchant, and not to Inktomi's search, cacheing or other technology. Separately, in the event that merchant has an existing commission, revenue share or other fee based relationship with any online vendor which provides distribution or placement of the Inktomi Shopping Service, the vendor's contract shall supersede Inktomi's and only the vendor shall be paid a fee with any fees to Inktomi becoming null and void for that vendor location and duration of contract.